UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-16(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CITIZENS

VOTE

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DESIGNATION (IF ANY)
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Online

Go to **www.envisionreports.com/cia** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 5, 2023.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Citizens, Inc. 2023 Annual Meeting of Shareholders to be Held on June 6, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Citizens, Inc. 2023 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Citizens, Inc. 2023 Annual Meeting of Shareholders are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at:

www.envisionreports.com/cia

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/cia.**
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 26, 2023 to facilitate timely delivery.

2 N O T   C O Y

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Shareholder Meeting Notice

Citizens, Inc. 2023 Annual Meeting of Shareholders will be held on June 6, 2023 at 11815 Alterra Parkway, Suite 1500, Austin, Texas 78758 at 10:00 a.m. Central Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. To elect the following eight (8) members of the Board of Directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified:
   01 - Christopher W. Claus
   02 - Cynthia H. Davis
   03 - Jerry D. Davis, Jr.
   04 - Francis A. Keating II
   05 - Terry S. Maness
   06 - J. Keith Morgan
   07 - Gerald W. Shields
   08 - Mary Taylor
2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2023.
3. To approve, on a non-binding advisory basis, the compensation of the company's Named Executive Officers as disclosed in the proxy statement.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/cia**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Citizens, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 26, 2023.